United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22897

Context Capital Funds

325 John H. McConnell Blvd.

Columbus, Ohio 43215

Trent Statczar, Principal Financial Officer

Beacon Hill Fund Services, Inc., 325 John H. McConnell Blvd.

Columbus, OH 43215

(614) 255-5549

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

December 31, 2015 ANNUAL REPORT

Context Macro Opportunities Fund

Context Macro Opportunities Fund
Table of Contents

A Message to our Shareholders (Unaudited)	Context Macro Opportunities Fund
December 31, 2015

DEAR SHAREHOLDER,

On August 4, 2015, the Context Macro Opportunities Fund, sub-advised by First Principles Capital Management, initiated investment operations in an effort to deliver a “re-imagined” fixed income fund. For the period beginning with the operational inception date of August 4, 2015 through the end of the calendar year, the Institutional Share Class, CMOTX, delivered a net return of -0.80% to investors as compared to a return of 0.05% for the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.(1)

The market environment since August 4, and during the fourth quarter (“Q4”) 2015, was characterized by increasing market volatility in risk assets globally, led primarily by a continued period of challenges for energy-related asset classes, and a negative period in credit-related assets. Credit markets were significantly challenged, with the Barclays U.S. Corporate High Yield Index(2) delivering a -2.07% return in Q4, and a -6.14% return since August 4. Both U.S. and non-U.S. equity markets suffered during the period as well. Equities moved up during Q4 – the S&P 500 Index and the MSCI All Country World All Cap Index(3) were up 7.04% and 4.90%, due mainly to a rally in October; however, both indices still delivered negative total returns in the full period since August 4, finishing with a -1.41% and -5.29% respectively. Even high quality bond investments reflected a challenging market environment, as represented by the Barclays Aggregate Bond Index(4) delivering a -0.57% return for Q4, and only 0.03% return since August 4, 2015.

During the full period, and working from a broader macro framework, the sub-adviser began to build out a portfolio of fixed income securities and related instruments designed to pursue moderate absolute returns in more normal market environments with the potential for larger returns when risk assets underperform. Against the broader market backdrop, the Fund returned -0.60% during Q4, and -0.80% since inception on August 4. Notably, the Fund delivered a slight positive return in December of 0.10%, when many traditional markets struggled. In terms of performance drivers during the full period, interest rate exposures that created modest positive interest rate risk, with a bias toward a flatter yield curve, were offset by slight underperformance in shorter maturity credit-related bond holdings. At the same time, the sub-adviser initiated some additional “non-traditional” exposures, in both the credit and interest rate relative-value space, which are expected to outperform should traditional risk assets (equity and credit) have further performance challenges.

Investors should also evaluate the raw returns of the Fund in the context of how it behaved relative to other market risks, including both market indices and different fund types. From a risk perspective, using daily returns from inception on 8/4/15 through 12/31/15, the Institutional Share Class, CMOTX, had a realized annualized return volatility of 2.50%. Just as important in evaluating the potential for its use as a portfolio diversifier for investors, the Fund had a realized return correlation of -0.18 to the S&P 500 Index(5), -0.11 to the Barclays U.S. Corporate High Yield Index, and 0.55 to the Barclays U.S. Aggregate Bond Index. The Fund also had a realized correlation of -0.05 vs. the average Morningstar Multi-alternative Universe mutual fund returns.(6) The Fund’s low (and, in fact, slightly negative) correlation to the equity and credit market indices remains a key part of the Fund manager’s objectives.

The manager continues to pursue other opportunities in the broader fixed income markets that are consistent with the Fund’s overall objective of creating an asymmetric return profile.

Thank you for investing with the Context Macro Opportunities Fund.

Important Information:

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Risks are detailed in the prospectus and include, but are not limited to, the following: asset-backed and mortgage-backed securities’ risk of prepayment, credit default swap agreements’ risk, futures contracts’ risk, derivative investments’ risk, risk of investing in foreign companies and emerging markets, hedging and leverage risks, non-diversified risks, short selling.

2015 Annual Report | 3

A Message to our Shareholders (Unaudited)(Concluded)	Context Macro Opportunities Fund
December 31, 2015

Annualized Volatility is a measure used to describe the variability of returns. Daily returns are used to calculate the measure, and adjusted to reflect an annual period. Correlation is a measure used to describe the degree to which two returns series move in the same direction. One cannot invest directly in an index.

(1)	BofA Merrill Lynch 3-Month Treasury Bill Index- The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
(2)	Barclays U.S. Corporate High Yield Index- covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
(3)	MSCI All Country World All Cap Index- captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries.With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

(4)	Barclays Aggregate Bond Index- is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.
(5)	S&P 500 Index- is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation and performance does not take into account charges, fees and other expenses.
(6)	Morningstar Multialternative Universe- Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

4 | 2015 Annual Report

Performance Update	Context Macro Opportunities Fund

Value of a hypothetical $1,000,000 investment in the Context Macro Opportunities Fund Institutional Share Class from performance inception on August 4, 2015 to December 31, 2015

Summary Performance as of December 31, 2015

	1 Month	Quarter	Since Inception	Inception	Gross Expense Ratio*
Context Macro Opportunities Fund - Institutional - NAV	0.10%	–0.60%	–0.80%	8/4/2015	2.25%
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index	0.02%	0.03%	0.05%	8/4/2015

Data is as of December 31, 2015. The inception date of the Fund is December 23, 2014. The Fund commenced investment operations and public offering on August 4, 2015. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance reflects fee waivers and expense reimbursements and would have been lower in their absence.

*The Fund’s Institutional Share Class Total Annual Operating Expense, as per the most recent Prospectus, is 2.25% before fee and expense waivers and 1.89% after fee and expense waivers. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) of Institutional Shares through August 11, 2016 (the “Expense Cap”).

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 844-511-9653.

The Fund’s benchmark for performance comparison purposes is the BofA Merrill Lynch 3-Month Treasury Bill Index. The Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

2015 Annual Report | 5

Schedule of Investments	Context Macro Opportunities Fund
December 31, 2015

	Shares	Fair Value
EXCHANGE TRADED FUNDS (15.69%)
Debt Funds (15.69%)
iShares® 1-3 Year Credit Bond ETF	91,981	$9,621,213

TOTAL EXCHANGE TRADED FUNDS (Cost $9,675,690)		9,621,213

	Principal Amount	Fair Value
BANK LOANS (3.25%)(a)
Communications (3.25%)
Media (3.25%)
TWCC Holding Corp., Second Lien Term Loan, 5.00% 06/26/2020	$2,000,000	1,991,880

TOTAL BANK LOANS (Cost $2,000,000)		1,991,880

CORPORATE BONDS (23.93%)
Consumer, Cyclical (3.30%)
Auto Manufacturers (3.30%)
Ford Motor Credit Co., LLC, Sr. Unsecured Notes, 3.98% 06/15/2016	2,000,000	2,022,174

Consumer, Non-cyclical (0.65%)
Healthcare Services (0.65%)
Fresenius Medical Care US Finance, Inc., Sr. Unsecured Notes, 6.88% 07/15/2017	372,000	397,110

Financials (19.98%)
Banks (9.43%)
Bank of America Corp., Jr. Unsubordinated Notes, 8.13% Perpetual Maturity(b)	2,000,000	2,035,000
CIT Group, Inc., Sr. Unsecured Notes, 5.00% 05/15/2017	500,000	515,000
CIT Group, Inc., Sr. Unsecured Notes, 4.25% 08/15/2017	729,000	745,403
Citigroup, Inc., Sr. Unsecured Notes, 2.05% 12/07/2018	2,500,000	2,486,740
		5,782,143
Commercial Finance (5.75%)
AerCap Aviation Solutions BV, Sr. Unsecured Notes, 6.38% 05/30/2017	1,000,000	1,037,500
International Lease Finance Corp., Sr. Unsecured Notes, 2.46% 06/15/2016(b)	2,500.000	2,493,749
		3,531,249
Diversified Financial Services (4.80%)
Air Lease Corp., Sr. Unsecured Notes, 5.63% 04/01/2017	2,000,000	2,075,000
Ally Financial, Inc., Sr. Unsecured Notes, 3.50% 07/18/2016	869,000	871,173
		2,946,173

Total Financials		12,259,565
TOTAL CORPORATE BONDS (Cost $14,783,538)		14,678,849

See Notes to Financial Statements

6 | 2015 Annual Report

Schedule of Investments (Continued)	Context Macro Opportunities Fund
December 31, 2015

Counterparty/ Reference Entity	Floating Rate Index	Floor Rate	Notional Amount	Premiums Paid	Fair Market Value
PURCHASED OPTIONS (3.04%)
Interest Rate Floor Options BAML
3M Libor Floor Option 5X5 Year, 12/15/25	3-MONTH USD-LIBOR-BBA	1.50%	$20,000,000	$443,000	$408,289

USD CMS 30 Year Floor Option, 10/16/31	3-MONTH USD-LIBOR-BBA	3.00%	25,000,000	1,275,000	1,240,260

USD CMS 5 Year Floor Option, 1/26/21	3-MONTH USD-LIBOR-BBA	1.50%	25,000,000	316,250	216,872
Total Interest Rate Floor Options				2,034,250	1,865,421

TOTAL PURCHASED OPTIONS (Cost $2,034,250)					1,865,421

	Principal Amount	Fair Value
REPURCHASE AGREEMENTS (4.07%)
SG Newedge UK, Ltd., 0.20%, dated 12/28/15 and maturing 01/06/16 with a repurchase amount of $2,497,000, collateralized by a U.S. Treasury Note with a rate of 1.25% and with a maturity date of 11/15/18 with a par value of $2,500,000 and a collateral value of $2,500,467	2,496,875	2,496,875
TOTAL REPURCHASE AGREEMENTS (Cost $2,496,875)		2,496,875
TOTAL INVESTMENTS (49.98%) (Cost $30,990,353)		$30,654,238

Other Assets In Excess of Liabilities (50.02%)		30,684,461	(c)
NET ASSETS (100.00%)		$61,338,699

(a)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of December 31, 2015.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2015.
(c)	Includes cash which is being held as collateral for short sales, options written, and swap contracts.

See Notes to Financial Statements

2015 Annual Report | 7

Schedule of Investments (Concluded)	Context Macro Opportunities Fund
December 31, 2015

SCHEDULE OF SECURITIES SOLD SHORT

	Principal Amount	Fair Value
GOVERNMENT BONDS (-4.07%)
U.S. Treasury Note, 1.25% 11/15/2018	$(2,500,000)	$(2,496,432)
TOTAL GOVERNMENT BONDS		(2,496,432)
TOTAL SECURITIES SOLD SHORT (Proceeds $2,504,938)		$(2,496,432)

SCHEDULE OF WRITTEN OPTIONS

Interest Rate Cap Options

Counterparty/ Reference Entity	Floating Rate Index	Cap Rate	Notional Amount	Premiums Received	Fair Market Value
BAML
3M Libor Cap Option 5X5 Year, 12/15/25	3-MONTH USD-LIBOR-BBA	3.75%	$(20,000,000)	$(481,000)	$(461,304)
USD CMS 30 Year Cap Option, 10/16/31	3-MONTH USD-LIBOR-BBA	5.00%	(25,000,000)	(712,500)	(728,538)
USD CMS 5 Year Cap Option, 01/26/21	3-MONTH USD-LIBOR-BBA	3.50%	(25,000,000)	(250,000)	(219,034)
TOTAL WRITTEN OPTIONS				$(1,443,500)	$(1,408,876)

CREDIT DEFAULT SWAP CONTRACTS

Counterparty	Buy/Sell Credit Protection	Reference Obligation	Rates Paid by Fund	Termination Date	Notional Amount	Premiums Paid	Unrealized Depreciation
BAML	Buy	United Mexican States SNR	1.00%	12/20/20	$10,000,000	$330,858	$(13,470)
						$330,858	$(13,470)

INTEREST RATE SWAP CONTRACTS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation
BAML	Pay	(3- Month USD - LIBOR)	0.375%	03/29/16	$25,000,000	$—	$98,771
						$—	$98,771

Common Abbreviations:

BAML - Bank of America Merrill Lynch

BBA - British Bankers Association

BV - Besloten Vennootschap is the Dutch term for private limited liability company

ETF - Exchange Traded Fund

CMS - Constant maturity swap

Jr. - Junior

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

Ltd. - Limited

SNR - Senior

Sr. - Senior

See Notes to Financial Statements

8 | 2015 Annual Report

Statement of Assets and Liabilities	Context Macro Opportunities Fund
December 31, 2015

ASSETS:
Investments, at value (cost $30,990,353)	$30,654,238
Cash	36,848,799
Unrealized appreciation on interest rate swap contracts	98,771
Upfront premium paid on credit default swap contracts	330,858
Receivable for investments sold	5,006,274
Interest receivable	100,727
Prepaid assets	123,930
Total Assets	73,163,597
LIABILITIES:
Securities sold short (proceeds $2,504,938)	2,496,432
Written options, at value (premiums received $1,443,500)	1,408,876
Payable due to broker for written options and swap contracts	730,066
Payable for credit default swap contract payments	3,056
Unrealized depreciation on credit default swap contracts	13,470
Payable for investments purchased	7,004,516
Payable due to investment adviser	55,980
Payable to trustees	5,000
Accrued expenses and other liabilities	107,502
Total Liabilities	11,824,898
NET ASSETS	$61,338,699
NET ASSETS CONSIST OF:
Paid-in capital	$61,574,716
Accumulated net investment loss	(28,333)
Net unrealized depreciation on investments, securities sold short, written options and swap contracts	(207,684)
NET ASSETS	$61,338,699
PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.92
Net Assets	$61,338,699
Shares of beneficial interest outstanding	6,185,953

See Notes to Financial Statements

2015 Annual Report | 9

Statement of Operations	Context Macro Opportunities Fund
For the year ended December 31, 2015(a)

INVESTMENT INCOME:
Interest	$62,909
Dividends	31,915
Total Investment Income	94,824

EXPENSES:
Investment advisory fees	327,414
Administration fees	195,890
Custodian fees	29,724
Professional Fees	268,010
Transfer agent fees	10,210
Trustees’ fees and expenses	14,982
Registration fees	6,453
Chief compliance officer fees	8,307
Interest expense on securities sold short	11,405
Offering cost expenses	84,614
Other expenses	35,325
Total expenses	992,334
Less fees waived/reimbursed by investment adviser Institutional Class	(626,401)
Total Net Expenses	365,933

NET INVESTMENT LOSS	(271,109)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	38,029
Net realized gain on securities sold short	64,375
Net realized loss on swap contracts	(28,333)
Net realized gain	74,071
Net change in unrealized depreciation on investments	(336,115)
Net change in unrealized appreciation on securities sold short	8,506
Net change in unrealized appreciation on written options	34,624
Net change in unrealized appreciation on swap contracts	85,301
Net change in unrealized depreciation	(207,684)

Net realized and unrealized loss on investments, securities sold short, written options, and swap contracts	(133,613)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(404,722)

(a)	The inception date of the Fund is December 23, 2014. The Fund commenced investment operations and public offering on August 4, 2015.

See Notes to Financial Statements

10 | 2015 Annual Report

Statement of Changes in Net Assets	Context Macro Opportunities Fund

	Year Ended December 31, 2015 (a)	December 23, 2014* through December 31, 2014
OPERATIONS:
Net investment loss	$(271,109)	–
Net realized gain on investments, securities sold short, and swap contracts	74,071	–
Net change in unrealized depreciation on investments, securities sold short, written options, and swap contracts	(207,684)	–
Net decrease in net assets resulting from operations	(404,722)	–

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Shares sold	61,653,301	$100,000
Shares redeemed, net of redemption fees	(9,880)	–
Net increase from share transactions	61,643,421	–
Net increase in net assets	61,238,699	$100,000

NET ASSETS:
Beginning of period	100,000	–
End of period (including accumulated net investment loss of $(28,333))	$61,338,699	$100,000

Other Information:
SHARE TRANSACTIONS:
Institutional Class
Sold	6,176,970	10,000
Redeemed	(1,017)	–
Net increase in shares outstanding	6,175,953	10,000

(a)	The inception date of the Fund is December 23, 2014. The Fund commenced investment operations and public offering on August 4, 2015.
*	Inception date of the Fund.

See Notes to Financial Statements

2015 Annual Report | 11

Financial Highlights	Context Macro Opportunities Fund
For a share outstanding throughout the periods presented
For the year ended December 31, 2015 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.06)
Net realized and unrealized loss on investments	(0.02)
Total from Investment Operations	(0.08)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)
NET DECREASE IN NET ASSET VALUE	(0.08)
NET ASSET VALUE, END OF PERIOD	$9.92
TOTAL RETURN	(0.80	)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$61,339
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(e)	5.29	%(f)
Expenses including fee waivers and reimbursements(e)	1.95	%(f)
Net investment loss	(1.45	)%(f)

PORTFOLIO TURNOVER RATE	410	%(d)

(a)	The inception date of the Fund is December 23, 2014. The Fund commenced investment operations and public offering on August 4, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Interest expense on securities sold short totaled 0.06% of average net assets.
(f)	Annualized.

See Notes to Financial Statements

12 | 2015 Annual Report

Notes to Financial Statements	Context Macro Opportunities Fund

Note 1. Organization

The Context Macro Opportunities Fund (the “Fund”) is a non-diversified series of Context Capital Funds (the “Trust”), a statutory trust organized under the laws of the State of Delaware on October 9, 2013, and is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund was incepted on December 23, 2014 and commenced operations on August 4, 2015. Prior to August 4, 2015, the only transaction was the contribution of capital by the initial shareholder in the amount of $100,000 on December 23, 2014. The Fund currently offers three classes of shares: Investor Shares, Advisory Shares and Institutional Shares. As of December 31, 2015, Investor Shares and Advisory Shares had not commenced operations. The Fund seeks total return with low correlation to broad financial markets.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments and other financial instruments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

2015 Annual Report | 13

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Level 1 — unadjusted quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$9,621,213	$–	$–	$9,621,213
Bank Loans	–	1,991,880	–	1,991,880
Corporate Bonds*	–	14,678,849	–	14,678,849
Purchased Options	–	1,865,421	–	1,865,421
Repurchase Agreements	–	2,496,875	–	2,496,875
Total	$9,621,213	$21,033,025	$–	$30,654,238

Other Financial Instruments
Assets
Interest Rate Swap Contracts	$–	$98,771	$–	$98,771
Liabilities
Securities Sold Short	$–	$(2,496,432)	$–	$(2,496,432)
Written Options	–	(1,408,876)	–	(1,408,876)
Credit Default Swaps	–	(13,470)	–	(13,470)
Total	$–	$(3,820,007)	$–	$(3,820,007)

*For detailed industry descriptions, see the accompanying Schedule of Investments.

For the period ended December 31, 2015, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the period in which the transfer occurred. During the period ended December 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 for the Fund. For the period ended December 31, 2015, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. The Fund estimates components of distributions from real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregated assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, short sales, written options and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Cash Equivalents – Cash equivalents included short-term highly liquid investments, such as money market funds, that are readily convertible to known amounts of cash and have original maturities of three months or less.

Restricted Securities – The Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis

14 | 2015 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Sub-chapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken on returns filed for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Expenses

The Fund bears expenses incurred specifically for the Fund and general Trust expenses. Expenses are recorded on an accrual basis.

Offering Costs – Offering costs for the Fund of $84,868, consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Derivative Instruments

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivative contracts. In doing so, the Fund employs strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

2015 Annual Report | 15

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Repurchase Agreements -The Fund engages in repurchase agreement transactions with institutions that the Fund’s sub-investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2015:

Remaining contractual maturity of the repurchase agreement
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Repurchase Agreement Transactions
U.S. Treasury Note	$–	$2,496,875	$–	$–	$2,496,875
Total					2,496,875
Gross amount of recognized liabilities for repurchase agreement					$2,497,000
Amounts due to counterparty					$125

Securities Sold Short – The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Cash as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations. In addition, the cost to borrow securities sold short is included in dividends and interest paid on securities sold short.

16 | 2015 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Loan Participations and Assignments: The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

As of period end, the Fund held $1,991,880 or 3.25% in loan participations.

Purchased Options – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities. Cash held as collateral for written option contracts is shown on the Fund’s Statement of Assets and Liabilities.

The Fund had the following transactions in written options during the period ended December 31, 2015.

	Number of Contracts	Contract Premium
Outstanding, at August 4, 2015 (Commencement)	–	$–
Options written	(70,000,000)	(1,443,500)
Options exercised or closed	–	–
Options expired	–	–
Outstanding, December 31, 2015	(70,000,000)	$(1,443,500)

Inflation-Capped Options: The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of

2015 Annual Report | 17

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

value and recourse in the event of default or bankruptcy/insolvency. The periodic swap payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities on the Statement of Assets and Liabilities.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Interest Rate Swap Agreements: The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund may hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

18 | 2015 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Purchased Options)	Investments, at value	$1,865,421	N/A	N/A
Interest Rate Risk (Written Options)	N/A	N/A	Written options, at value	$1,408,876
Interest Rate Risk (Interest Rate Swaps)	Unrealized appreciation on interest rate swap contracts	98,771	Unrealized depreciation on interest rate swap contracts	–
Credit Risk (Credit Default Swaps)	Unrealized apprecation on credit default swap contracts	N/A	Unrealized depreciation on credit default swap contracts	13,470
		$1,964,192		$1,422,346

Risk Exposure	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Loss on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Interest Rate Risk (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized depreciation on investments	$–	$(168,829)
Interest Rate Risk (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation on written options	–	34,624
Interest Rate Risk (Interest Rate Swaps)	Net realized gain/(loss) on swap contracts/Net change in unrealized appreciation on swap contracts	–	98,771
Credit Risk (Credit Default Swaps)	Net realized loss on swap contracts/Net change in unrealized depreciation on swap contracts	(28,333)	(13,470)
Total		$(28,333)	$(48,904)

Volume of Derivative Instruments for the Fund during the period ended December 31, 2015 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Purchased Option Contracts	Notional Quantity	$34,000,000
Written Option Contracts	Notional Quantity	$56,666,667
Credit Default Swap Contracts	Notional Quantity	$20,000,000
Interest Rate Swap Contracts	Notional Quantity	$6,000,000

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

2015 Annual Report | 19

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Offsetting of Derivatives Assets
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received(a)	Net Amount
Derivative Assets
Interest Rate
Swap
Contracts	$98,771	$–	$98,771	$13,470	$85,301	$–
Total	$98,771	$–	$98,771	$13,470	$85,301	$–

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount
Derivative Liabilities
Credit Default
Swap
Contracts	$13,470	$–	$13,470	$13,470	$–	$–
Total	$13,470	$–	$13,470	$13,470	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

Note 4. Fees and Expenses

Investment Advisers – Context Advisers II, L.P. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.74% of the Fund’s average daily net assets.

The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Other Service Providers – ALPS Fund Services, Inc. (“ALPS”), serves as the fund accountant, administrator, and transfer agent and dividend disbursing agent of the Fund. Beacon Hill Fund Services, Inc. (“Beacon Hill”), provides compliance services, financial control services and business management and governance services for the Fund. Prior to November 2, 2015, Atlantic Fund Administration, LLC (“Atlantic”) provided fund accounting, fund administration, compliance and transfer agency services to the Fund.

Atlantic also provided certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund paid Atlantic customary fees for its services. Atlantic provided a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Distribution – Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser, ALPS, Beacon Hill, or any of their affiliates.

Trustees and Officers – The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the

20 | 2015 Annual Report

Notes to Financial Statements (Continued)	Context Macro Opportunities Fund

Fund, which includes the general oversight and review of the Fund’s investment activities. Independent Trustees (the “Trustee”) constitute a majority of the Board members. The Trust pays each Trustee an annual retainer fee of $10,000 for service to the Trust. The Trustees may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred when attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses of Investor Shares, Advisory Shares and Institutional Shares) to 2.14%, 1.99% and 1.89% , respectively, of the share class’ average daily net assets, through April 30, 2016. The Adviser has also voluntarily agreed to reimburse certain expenses. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2015, the Adviser waived fees and reimbursed expenses of $626,401.

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement, is approved by the Board and the resulting expenses do not exceed 1.89% for Institutional Shares of the Fund. As of December 31, 2015, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
$626,401	December 31, 2018	$ –

Note 6. Securities Transactions

Purchases and sales of securities, excluding U.S. Government Obligations and short term securities during the period ended December 31, 2015, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$51,779,131	$25,318,686

Purchases and sales of securities, including only U.S. Government Obligations during the year ended December 31, 2015, were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$15,217,534	$15,229,152

Note 7. Beneficial Share Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2015, the following entities owned beneficially 25% or greater of The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage
Institutional	UBS Financial Services	80.99%

Note 8. Tax Basis Information

For the period ended December 31, 2015 the following reclassifications, which had no impact on results of operations or net assets, were primarily attributed to differences in the treatment of investments in swaps and the treatment of net investment loss. These were recorded to reflect tax character as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain / Loss	Paid-in Capital
Context Macro Opportunities Fund	$242,776	$(74,071)	$(168,705)

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital of $168,705.

2015 Annual Report | 21

Notes to Financial Statements (Concluded)	Context Macro Opportunities Fund

As of December 31, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation of Investments	Gross Unrealized Depreciation of Investments	Net Appreciation of Foreign Currency and Derivatives	Net Tax Unrealized Depreciation
Context Macro Opportunities Fund:	$30,990,353	$–	$(336,115)	$177,335	$(158,780)

At December 31, 2015, components of distributable earnings were as follows:

	Over / Undistributed Ordinary Income	Accumulated Capital Gains / Losses	Unrealized Depreciation	Other Cumulative Effect of Timing Differences	Total
Context Macro Opportunities Fund	$–	$–	$(158,780)	$77,237	$(236,017)

The Fund elects to defer to the period ending December 31, 2016, late year ordinary losses in the amount of $77,237.

Note 9. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 10. Subsequent Events

The Investor Class Shares commenced operations on January 13, 2016.

22 | 2015 Annual Report

Report of Independent Registered Public Accounting Firm	Context Macro Opportunities Fund

To the Shareholders of Context Macro Opportunities Fund and The Board of Trustees of Context Capital Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Context Macro Opportunities Fund (the “Fund”), a series of Context Capital Funds, as of December 31, 2015 and the related statement of operations, statement of changes in net assets, and the financial highlights for the period August 4, 2015 (commencement of investment operations) to December 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period December 23, 2014 to December 31, 2014 was audited by other auditors, and in their opinion dated February 26, 2015, they expressed an unqualified opinion on said financial statement.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or through other appropriate auditing procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Context Macro Opportunities Fund, as of December 31, 2015, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 4, 2015 to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2016

2015 Annual Report | 23

Board Approval of Investment Advisory and Subadvisory Agreements (Unaudited)	Context Macro Opportunities Fund

On August 26, 2015, the Board met in person joined by representatives of the Adviser, counsel to the Trust (“Trust Counsel”), counsel to the Independent Trustees (“Independent Trustee Counsel”) and others to give consideration to information bearing on the approval of the Amended and Restated Subadvisory Agreement and the New Subadvisory Agreement. A summary of the Board’s considerations in approving the Amended and Restated Subadvisory Agreement and the New Subadvisory Agreement follows.

In preparation for its August 26, 2015 meeting of the Board (“August Meeting”), the Trustees were presented with a wide range of information to assist in their deliberations. Those materials included information from Lipper Inc. (“Lipper”), a leading independent source of data about the mutual fund industry, which compare the Fund’s total contractual investment advisory fees and total expenses with an appropriate group of peer funds that were selected by Lipper. That information also included comparisons of the fees and expenses of the Fund with the peer group both before and after waivers.

Those materials also included a copy of the proposed Amended and Restated Subadvisory Agreement, the New Sub-advisory Agreement and other information regarding the fee arrangement, including the structure of the advisory fee and subadvisory fee, the method of computing the advisory fee and subadvisory fee, the contractual waiver in place with respect to the advisory fee, potential economies of scale resulting from increases in the size of the Fund and the extent to which it could later be appropriate for some portion of the benefit of these economies of scale to be shared with the Fund’s shareholders. The Trustees also received a memorandum from Independent Trustee Counsel concerning their responsibilities with respect to the approval of the Amended and Restated Subadvisory Agreement and the New Subadvisory Agreement.

The Board also reviewed information that was provided by the Adviser and First Principles concerning the following:

•	the terms of the proposed Amended and Restated Subadvisory Agreement and the New Subadvisory Agreement, including the fees payable thereunder, and the Adviser’s commitment to provide expense caps and fee waivers for the Fund.

•	the nature, extent and quality of the services to be provided by the Adviser and First Principles, including information about First Principles’ strategy applicable to the Fund.

•	the personnel of the Adviser and First Principles who provide services to the fund, including educational back- ground, experience in the investment management industry, and the ability of the Adviser and First Principles to retain qualified personnel.

•	the financial condition and stability of the Adviser and the assets under management of First Principles.

•	the potential for the Adviser and First Principles to derive benefits that are ancillary to serving as an investment adviser and serving as a Subadviser, respectively, to the Fund.

The Board considered the Adviser’s report on its profitability and the expected impact of the change in the subadvisory fee structure on the Adviser’s profitability. The Board also considered that First Principles believed that although their revenue from providing subadvisory services to the Fund can be projected at various asset levels, the exact types and costs of additional resources and expenses cannot be projected at this time. Accordingly, First Principles believed it premature to attempt to quantify profitability from this activity.

At the August Meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust Counsel, and Independent Trustee Counsel, among other things, the information described above. The Trustees also considered the overall reputations, capabilities, and commitments of the Adviser and First Principles to provide high-quality services to the Fund. After discussion and consideration amongst themselves, and with the Adviser, Trust Counsel and Independent Trustee Counsel, the Board, including a majority of the Independent Trustees, was satisfied with the nature, extent and quality of the investment advisory services to be provided by the Adviser and First Principles to the Fund. Based on the Board’s deliberations and evaluations of the information provided, the Board, including a majority of the Independent Trustees, determined that the proposed fees are fair and reasonable and unanimously approved the Amended and Restated Subadvisory Agreement and the New Subadvisory Agreement. The Board, including a majority of the Independent Trustees, agreed that no single factor was determinative of their decision to approve the Amended and Restated Subadvisory Agreement and the New Subadvisory Agreement.

24 | 2015 Annual Report

Trustees and Officers	Context Macro Opportunities Fund
(Unaudited)

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees

John N. Culbertson, Jr. Born: 1964	Trustee	Since 2014	Managing Director and Chief Investment Officer, Context Capital Partners since 2011; Partner, Veritas Ventures, LLP since 2000; Chief Investment Officer, 2008-2011.	2	None

Stephen J. Kneeley Born: 1963	Chairman of the Board; Trustee	Since 2014	Chief Executive Officer, Context Asset Management, L.P., 2014-January 2016; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.	2	Trustee, Copeland Trust (2 portfolios)

Independent Trustees

Paul D. Schaeffer Born: 1951	Trustee	Since 2014	President, Aspirin Solutions since 2013; Managing Director, Forward Management, 2008-2013.	2	Trustee, Index IQ Funds

Stephen M. Wynne Born: 1955	Trustee; Chairman, Audit Committee	Since 2014	Retired since 2010; Chief Executive Officer, BNY Mellon, U.S. Funds Services, 2010; Chief Executive Officer, PNC Global Investment Servicing (formerly PFPC), 2008-2010.	2	Trustee, FundVantage Trust (29 portfolios); Trustee, Copeland Trust (2 portfolios)

Officers

C. David Bunstine Born: 1965	President	Since 2015	Director, Beacon Hill Fund Services, Inc. since November 2013 to present; Director Citi Fund Services Ohio, Inc., from 2007 to 2013.

Trent M. Statczar Born: 1971	Treasurer; Principal Financial Officer	Since 2015	Director, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc., from 2007 to 2008.

Lori K. Cramer Born: 1967	Trustee	Since 2015	Director, Beacon Hill Fund Services, Inc. March, 2014 to present; Paralegal, Nationwide Financial Services, Inc., from 2002 to March 2014.

Rodney Ruehle Born: 1968	Chief Compliance Officer	Since 2015	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer of Asset Management Fund November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc. December 2009 to present; Chief Compliance Officer of Advisers Investment Trust July 2011 to present; Chief Compliance Officer of Penn Series Funds, Inc. 2012 to 2014.

2015 Annual Report | 25

Additional Information (Unaudited)	Context Macro Opportunities Fund

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 844-511-9653, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge upon request by calling toll-free 844-511-9653, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 844-511-9653. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE OF FUND EXPENSES

December 31, 2015 (Unaudited)

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expense Ratio(a)(b)	Expenses Paid, and During Period July 1, 2015 to December 31,2015(c)
Context Macro Opportunities Fund
Institutional Class
Actual(d)	$1,000.00	$992.00	1.95%	$7.93
Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Ratios are net of fees waived/expenses reimbursed and include the effect of interest on securities sold short (0.06%).
(c)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365.
(d)	The Context Macro Opportunities Fund’s commencement date is August 4, 2015. Actual expenses on this Fund is equal to the Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (149), divided by 365.

CHANGE IN AUDITOR

On November 17, 2015, based on Audit Committee recommendations and approvals, the Board voted to (i) accept the resignation of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund and (ii) approve Tait, Weller & Baker LLP (“Tait”) as their new independent registered public accounting firm for their fiscal year ending December 31, 2015. With respect to the Fund, the auditor-client relationship with KPMG ceased upon KPMG’s completion of the audits of the Fund’s financial statements as of and for the year ended December 31, 2014 and the issuance of KPMG’s report thereon.

26 | 2015 Annual Report

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INVESTMENT ADVISER
Context Capital Advisers, LLC
401 City Avenue, Suite 800
Bala Cynwyd, PA 19004

SUBADVISER
First Principles Capital Management 140 Broadway #2120, New York, NY 10005

DISTRIBUTOR
Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 www.foreside.com

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT
ALPS Fund Services, Inc.
P.O. Box 46256
Denver, CO 80201

AUDITORS
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has delegated Mr. Stephen M. Wynne as an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Wynne is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,000 in 2014 and $12,500 in 2015.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2014 and $0 in 2015.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $7,500 in 2014 and $2,500 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2014 and $0 in 2015. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Context Capital Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Bunstine
David Bunstine
President and Chief Executive Officer
March 8, 2016

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 8, 2016